Exhibit 99.1

SF Partnership, LLP
Chartered Accountants

November 17, 2010

SEC Headquarters
100 F Street, NE
Washington, DC  20549

Re:	CONSORTEUM HOLDINGS, INC. File No. 000-53153

Dear Sir or Madam:

We have read Item 4.02 of the Form 8-K of CONSORTEUM HOLDINGS, INC., dated November 15, 2010 and agree with the statements contained therein.

Yours truly,

/s/ SF PARTNERSHIP, LLP

SF PARTNERSHIP, LLP

The Madison Centre, 4950 Yonge Street, 4th Floor, Toronto, Ontario Canada  M2N 6K1
Tel 416 250 1212  Fax 416 250 1225 www.sfgroup.ca general@sfgroup.ca